PERFORMANCE UNIT AWARD UNDER THE CINER RESOURCE PARTNERS LLC 2013 LONG-TERM INCENTIVE PLAN This Award Agreement (the “Agreement”), made as of the [DAY] day of [MONTH] 2019, by Ciner Resource Partners LLC, a Delaware limited liability company (the “Company”), to [NAME] (“Participant”), is made pursuant to and subject to the provisions of the Company’s 2013 Long-Term Incentive Plan, as amended (the “Plan”). Unless otherwise defined herein, capitalized terms have the meanings ascribed to them in the Plan. The terms of the Plan are hereby incorporated into this Agreement by reference. Performance Units 1. Grant of Performance Units and Performance Distribution Equivalents. Pursuant to Section 6.5 of the Plan, the Company, on [GRANT DATE] (the “Grant Date”), granted the Participant an Award in the form of [UNITS GRANTED] Performance Units (which number of performance units shall be referred to herein as the “Target Units”), subject to the terms and conditions of the Plan and this Agreement. In addition, pursuant to Section 6.5 of the Plan and on the Grant Date, the Company granted to the Participant a number of Performance Distribution Equivalents equal to the number of Performance Units, which Award represents the right to receive an amount equal to the accumulated cash distributions made during the period beginning on January 1, 2019, and ending on the Vesting Date with respect to each Common Unit, if any, delivered to the Participant in settlement of any vested Performance Units. The Performance Distribution Equivalents shall be subject to the same vesting and forfeiture conditions as well as such other terms and conditions as apply to the Performance Units. All amounts payable with respect to a Performance Distribution Equivalent shall, subject to vesting of such Performance Distribution Equivalent, be accumulated and paid, without interest, at the same time the related vested Performance Unit is settled. Performance Units do not represent actual Common Units, but rather represent a right, subject to the terms of the Plan and this Agreement, to receive a number of Common Units equal to the product of (i) the Target Units multiplied by (ii) the Final Payout Multiplier. Performance Distribution Equivalents do not represent actual Common Units, but rather represent a right, subject to the terms of the Plan and this Agreement, to receive an amount equal to the cash distributions paid during period beginning on January 1, 2019, and ending on the Vesting Date with respect to the number of Common Units to be delivered as determined pursuant to the immediately preceding sentence. No Common Units shall be issued to the Participant at the time the grant is made, and the Participant shall not be, nor have any of the rights or privileges of, a Common Unit holder with respect to the Performance Units or the Performance Distribution Equivalents. Performance Units granted to Participant and any amounts accumulated with respect to Performance Distribution Equivalents shall be credited to a bookkeeping account established and maintained for the Participant; the existence of such bookkeeping account shall not obligate the Company to set aside or otherwise segregate any assets with respect to the Award. 2. Terms and Conditions. No Award shall be earned or become vested and Participant’s interest in the Performance Units and Performance Distribution Equivalents granted hereunder shall be forfeited, except to the extent that the following paragraphs are satisfied. 3. Performance Criteria. To the extent not previously forfeited and except as otherwise provided herein, Participant’s Performance Units and Performance Distribution Equivalents shall vest as of the date the 109122.0269155 EMF_US 76580240v1

Administrator determines the performance results (as defined below), which determination shall be made as soon as practicable after the end of the Measurement Period and shall be based on the following formula (to the nearest whole Performance Unit). (a) The Measurement Period is the period beginning January 1, 2019 and ending December 31, 2021. (b) The Performance Metrics and weighting will be: Metric Weight EBITDA 70% Tons Produced 10% Controllable Costs 10% Lost Day Incident Rate 10% (c) Performance Metrics Definitions EBITDA – Earnings Before Interest, Taxes, Depreciation and Amortization Target will be based on the approved budget for each year within the measurement period. Actual results will be based on the audited financial results for each year within the measurement period. Tons Produced – Target will be based on the approved budget for each year within the measurement period. Actual results will be based on the final results for each year within the measurement period. Controllable Costs – Includes all manufacturing costs except for gas price (price not usage), taxes, royalties, insurance and fixed utilities. Also includes all Selling, General and Administrative (SG&A) expense. Target will be based on the budgeted fixed costs times budgeted tons plus the budgeted variable costs times budgeted tons. Lost Day Incident Rate – Will be determined by taking the total number of Lost Work Day cases multiplied by 200,000 and divided by the total number of hours worked. (d) Payout Multiplier. The Payout Multiplier of Target Units is determined according to the following tables (awards to be interpolated between the percentages below): EBITDA (70%) Percent Achieved Payout relative to budget* Multiplier Maximum 133% 200% 130% 190% 120% 160% 110% 130% Target 100% 100% Floor 90% 70% 109122.0269155 EMF_US 76580240v1

Tons Produced and Controllable Costs (10% each) Percent Achieved Payout relative to budget* Multiplier Maximum 105% 200% 103% 160% 102% 140% 101% 120% Target 100% 100% 99% 80% 98% 60% 97% 40% 96% 20% Floor 95% 0% Lost Day Incident Rate Performance Multiplier (10%) Payout Actual LDIR Multiplier <0.5 150% Target 0.5 100% >0.5 0% * Budget is the annual budget approved by the Board of Directors for each respective year in the Measurement Period. (e) Performance Units Vesting will be calculated as follows (i) Determine Percentage Achieved for each metric for each year – Actual Results divided by Target (ii) Determine Payout Multiplier based on Percent Achieved (iii) Multiply Payout Multiplier by weighting to determine Award Percentage (iv) Sum Award Percentage for each metric by year to determine Total Payout Multiplier for each year (v) Average Total Payout Multiplier for 3 years to determine Final Payout Multiplier Year 1 – 2019 Actual Results divided Payout Multiplier x Weighting = Award % EBITDA by Target = % Achieved based on % Achieved Actual Results divided Payout Multiplier x Weighting = Award % Tons Produced by Target = % Achieved based on % Achieved Controllable Actual Results divided Payout Multiplier x Weighting = Award % Costs by Target = % Achieved based on % Achieved Lost Days Payout Multiplier x Weighting = Award % Incident Rate based on actual results 2019 Total Payout Multiplier Sum of above 109122.0269155 EMF_US 76580240v1

Year 2 – 2020 Actual Results divided Payout Multiplier x Weighting = Award % EBITDA by Target = % Achieved based on % Achieved Actual Results divided Payout Multiplier x Weighting = Award % Tons Produced by Target = % Achieved based on % Achieved Controllable Actual Results divided Payout Multiplier x Weighting = Award % Costs by Target = % Achieved based on % Achieved Lost Days Payout Multiplier x Weighting = Award % Incident Rate based on actual results 2020 Total Payout Multiplier Sum of above Year 3 – 2021 Actual Results divided Payout Multiplier x Weighting = Award % EBITDA by Target = % Achieved based on % Achieved Actual Results divided Payout Multiplier x Weighting = Award % Tons Produced by Target = % Achieved based on % Achieved Controllable Actual Results divided Payout Multiplier x Weighting = Award % Costs by Target = % Achieved based on % Achieved Lost Days Payout Multiplier x Weighting = Award % Incident Rate based on actual results 2021 Total Payout Multiplier Sum of above Final Payout Multiplier 2019 Total Payout 2020 Total Payout 2021 Total Payout Final Payout + + / 3 = Multiplier Multiplier Multiplier Multiplier Vesting of Performance Units and DERs 4. Vested Awards. As soon as practicable after the end of the Measurement Period, a determination shall be made by the Administrator of the number of Performance Units and Performance Distribution Equivalents that have vested. The date as of which the Administrator so determines the number of Performance Units and Performance Distribution Equivalents vesting shall be the “Determination Date.” The Determination Date and any other date upon which Performance Units and Performance Distribution Equivalents vest pursuant to this Agreement shall be the “Vesting Date.” Performance Distribution Equivalents shall cease on the Vesting Date to accumulate distributions with respect to Common Units. Any Performance Units and Performance Distribution Equivalents (and accumulated distributions associated with such Performance Distribution Equivalents) that do not vest shall be immediately forfeited for no consideration. Change in Control 5. Change in Control. Notwithstanding anything in this Agreement to the contrary, upon a Change in Control, the following rules shall apply: 109122.0269155 EMF_US 76580240v1

(a) If a Change in Control occurs before the Measurement Period has been completed, then the Measurement Period shall be deemed to end on the date of such Change in Control, and the Participant’s outstanding Performance Units and Performance Distribution Equivalents shall be earned and vest, if at all, based on the attainment of such performance criteria as described in Section 3, as determined by the Administrator, as if the Measurement Period ended on the date of the Change in Control and as if Actual Results were determined as of the date of the Change in Control. All remaining Performance Units and Performance Distribution Equivalents (and accumulated distributions associated with such Performance Distribution Equivalents) shall be immediately forfeited for no consideration. (b) If a Change in Control occurs after the Measurement Period has been completed but prior to the Determination Date, on the date of the Change in Control, the Participant’s outstanding Performance Units and Performance Distribution Equivalents shall be earned and vest, if at all, based on the attainment of such performance criteria as described in Section 3, as determined by the Administrator. All remaining Performance Units and Performance Distribution Equivalents (and accumulated distributions associated with such Performance Distribution Equivalents) shall be immediately forfeited for no consideration. Disability or Termination Due to Death 6. During the Measurement Period. Notwithstanding anything in this Agreement to the contrary, (a) if, during calendar year 2019, the Participant experiences a “disability” within the meaning of section 409A of the Code (“Disability” or “Disabled”) or separates from service for any reason (including death), then the Participant’s Performance Units and Performance Distribution Equivalents shall be immediately forfeited for no consideration; or (b) if, during the calendar years 2020 or 2021, the Participant experiences a Disability or separates from service on account of Participant’s death, then the Participant’s Performance Units and Performance Distribution Equivalents shall be earned and vested as follows: (i) if such event occurs during calendar year 2020, at 33% of Target Units, and (ii) if such event occurs during calendar year 2021, at 67% of Target Units; and any remaining Performance Units and Performance Distribution Equivalents (and accumulated distributions associated with such Performance Distribution Equivalents) shall be immediately forfeited for no consideration. 7. After the Measurement Period. Notwithstanding anything in this Agreement to the contrary, if, after the Measurement Period ends, but prior to the Determination Date, the Participant dies or becomes Disabled while in the employ of the Company or an Affiliate, upon such date of death or Disability, the Participant’s outstanding Performance Units and Performance Distribution Equivalents shall be earned and vest, if at all, based on the attainment of such performance criteria as described in Section 3, as determined by the Administrator. Any remaining Performance Units and Performance Distribution Equivalents shall be immediately forfeited for no consideration. Forfeiture 8. Forfeiture. Except as otherwise provided in this Agreement, all unvested Performance Units and Performance Distribution Equivalents (and accumulated distributions associated with such Performance Distribution Equivalents) shall be forfeited if Participant’s employment with the Company or an Affiliate terminates for any reason. 109122.0269155 EMF_US 76580240v1

Payment of Awards 9. Time of Payment. Settlement of Participant’s vested Performance Units and Performance Distribution Equivalents will be made within ninety (90) days after the Vesting Date, but in no event later than March 15th of the calendar year immediately following the calendar year which contains the Vesting Date. 10. Form of Payment. The vested Performance Units shall be settled in whole Common Units. Vested Performance Distribution Equivalents shall be settled in cash. 11. Death of Participant. If Participant dies prior to the payment of his earned and vested Performance Units and Performance Distribution Equivalents, an amount in cash equal to the value of the Participant’s vested, non-forfeitable Performance Units as of the Vesting Date and of the vested, non-forfeitable Performance Distribution Equivalents shall be paid to his or her beneficiary. Participant shall have the right to designate a beneficiary in accordance with procedures established under the Plan for such purpose. If Participant fails to designate a beneficiary, or if at the time of the Participant’s death there is no surviving beneficiary, any amounts payable will be paid to the Participant’s estate. 12. Taxes. The Company will withhold from the Award the number of Common Units and the amount of cash distributable pursuant to this Agreement necessary to satisfy Federal tax-withholding requirements and state and local tax-withholding requirements with respect to the state and locality designated by the Participant as their place of residence in the Company’s system of record at the time the award becomes taxable, except to the extent otherwise determined to be required by the Company, subject, however, to any special rules or provisions that may apply to Participants who are non-US employees (working inside or outside of the United States) or US employees working outside of the United States. It is the Participant’s responsibility to properly report all income and remit all Federal, state, and local taxes that may be due to the relevant taxing authorities as the result of receiving this Award. The Company makes no commitment or guarantee to the Participant that any federal, state, local or other tax treatment will (or will not) apply or be available to any person eligible for benefits under this Award Agreement and assumes no liability whatsoever for the tax consequences to the Participant. The Participant shall be solely responsible for and liable for any and all tax consequences (including but not limited to any interest or penalties) as a result of participation in the Plan. General Provisions 13. No Right to Continued Employment. Neither this Award nor the granting, vesting or settlement of Performance Units or Performance Distribution Equivalents shall confer upon the Participant any right with respect to continuance of employment by or other service with the Company or an Affiliate, nor shall it interfere in any way with the right of the Company or an Affiliate to terminate the Participant’s employment or other service at any time. 14. Governing Law. These Awards and this Agreement shall be governed by the laws of the State of Delaware and applicable Federal law. 15. Conflicts. In the event of any conflict between the provisions of the Plan and the provisions of this Agreement, the provisions of the Plan shall govern. 16. Binding Effect. Subject to the limitations stated above and in the Plan, this Agreement shall be binding upon and inure to the benefit of the legatees, distributees, and personal representatives of Participant and the successors of the Company. 109122.0269155 EMF_US 76580240v1

109122.0269155 EMF_US 76580240v1

IN WITNESS WHEREOF, the Company has caused this Agreement to be signed on its behalf. Ciner Resource Partners LLC By Name: [NAME] Title: [TITLE] Participant – [NAME] 109122.0269155 EMF_US 76580240v1